Exhibit 25.2

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A

TRUSTEE PURSUANT TO SECTION 305(b)(2)  [  X   ]

Computershare Trust Company, National Association

(Exact name of trustee as specified in its charter)

A National Banking Association	04-3401714
(Jurisdiction of incorporation or organization if not a U.S.	(I.R.S. Employer Identification
national bank)	Number)

250 Royall Street, Canton, MA	02021
(Address of principal executive offices)	(Zip Code)

Rose Stroud, Trust Officer

8742 Lucent Boulevard, Suite 225, Highlands Ranch, Colorado 80129

(303) 262-0797

(Name, address and telephone number of agent for service)

CAPSTONE TURBINE CORPORATION

(Exact name of obligor as specified in its charter)

DELAWARE	95-4180883
(State or other jurisdiction of	(I.R.S. Employer Identification
incorporation or organization)	Number)

16640 Stagg Street,
Van Nuys, California	91406
(Address of principal executive offices)	(Zip Code)

Subordinated Debt Securities

(Title of the indenture securities)

Item 1.                                                 General Information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

340 Madison Avenue, 4th Floor

New York, NY  10017-2613

(b)                              Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2.                                                 Affiliations with the obligor.  If the obligor is an affiliate of the trustee, describe such affiliation.

None.

Items 3-15.                      Items 3-15 are not applicable because, to the best of the trustee’s knowledge, the obligor is not in default under any indenture for which the trustee acts as trustee.

Item 16.                                         List of exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.         A copy of the articles of association of the trustee.  (See Exhibit 1 to Form T-1 filed with Registration Statement No. 333-179383)

2.         A copy of the certificate of authority of the trustee to commence business. (See Exhibit 2 to Form T-1 filed with Registration Statement No. 333-179383)

3.         A copy of the certificate of authority of the trustee to exercise trust powers. (See Exhibits 1 and 2 above)

4.         A copy of the existing by-laws of the trustee, as now in effect.  (See Exhibit 4 to Form T-1 filed with Registration Statement No. 333-179383)

5.         A copy of each Indenture referred to in Item 4.  Not applicable.

6.         The consents of United States institutional trustees required by Section 321(b) of the Act.  (See Exhibit 6 to Form T-1 filed with Registration Statement No. 333-179383)

7.         A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. (See Exhibit 7 to this Form T-1)

8.         A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee.  Not applicable.

9.         Foreign trustee consent to service of process.  Not applicable.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Computershare Trust Company, National Association, a national banking association, organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Highlands Ranch, and State of Colorado, on the 7th day of June, 2018.

Computershare Trust Company, National Association

By: /s/ Rose Stroud___________________________

Rose Stroud

Trust Officer

EXHIBIT 7